Exhibit 99.1

Corporate Overview B. Riley & Co. 2009 Annual Investor Conference March 2009

Safe Harbor Statement This presentation contains forward-looking statements that involve risks and uncertainties concerning Vitesse’s expected financial performance, as well as our strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, risks relating to our business, liquidity, financing arrangements, and capital commitments. All information in this presentation is as of December 31, 2008 and Vitesse does not intend, and undertakes no duty, to update this information to reflect future results or circumstances. More information about potential factors that could affect Vitesse’s business and financial results is included under the captions “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Vitesse’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, which is on file with the U.S. Securities and Exchange Commission and available online at www.sec.gov. 2

The Company Leading supplier of IC solutions for Next-Generation Communications Networks Founded 1984. Initial Offering: December 1991. Symbol: VTSS.PK World-Class Products, Technology, Customers 25 Year History providing Carrier and Enterprise Networking Solutions Leader in emerging transitions to Ethernet technology Expert at high-speed mixed-signal Physical Layer technologies Tier 1 Customer base. Largest OEMs in both Carrier and Enterprise Markets Worldwide Presence Headquarters: Camarillo, California. Domestic and International Design Centers 500 Employees. 300 in Engineering 3

Financial Position Returned to Profitability Generating Cash From Operations Strengthening Cash Position Current on all SEC Filings Company Status Corporate Structure Completed Re-structuring Filled Key Management Positions Re-constituted Board of Directors Market Approach Addressing Two Large IC Market Segments Carrier Networking Enterprise Networking Investing for Growth Integrated R&D Organization Focused on Ethernet Technologies Leveraging IP for Licensing Opportunities 4

Markets and Products Markets METRO & ACCESS NETWORKS DATA CENTER & LARGE ENTERPRISES LOCAL AREA / SMALL MEDIUM ENTERPRISES CORE & OPTICAL NETWORKS Products CARRIER NETWORKING ENTERPRISE NETWORKING SONET/SDH & OTN: Framers, Mappers & Switches Ethernet MACs, Switches & Copper PHYs Signal Integrity: Optical PHYs, PMD, Crosspoint Switches & Re-timers 5

$2.5 Billion Industry; R&D Investments for Growth

CARRIER NETWORKING		ENTERPRISE NETWORKING	
CORE & OPTICAL NETWORKS	METRO & ACCESS NETWORKS	DATA CENTER & LARGE ENTERPRISES	LOCAL AREA SMALL MEDIUM ENTERPRISES

Markets









Served Market $2.5B - CAGR~20%

2009 IC TAM

SONET/SDH & OTN: Framers, Mappers, TSI Switches	$749 M
Ethernet MACs, Ethernet Switches PHYs	$1014 M
Signal Integrity Optical PHYs	$724 M

Sources: Infonetics, IDC, RHK, Vitesse

Vitesse R&D Investment Level


Ethernet
MACs, Switches, PHYs
SONET/SDH
OTN
IP
Signal Integrity
Optical PHYs

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Leading Customers in the ‘Networking’ World 7

Challenges Facing Our Customers Carrier Networks are migrating from voice to data to video More data means more complexity. Mobile means more complexity Old telecom networks are slowly evolving to provide triple-play data services Enterprise Networks are migrating to provide improved Scale and better Reliability and Quality of Service Carrier Networks: Moving quickly to 10G then to 40G/100G Enterprise Networks: Moving from 10/100 Mbps to 1 Gigabit Ethernet (GE) on the desktop and LAN and moving from 1GE to 10GE for uplinks and datacenter applications SONET Next-Generation SONET (EoS) Carrier Ethernet LAN Ethernet ‘Converged Ethernet’ All networks must provide more capacity at lower cost and power 8

Ethernet Migration Simplifies Network Complexity



CARRIER NETWORKING
ENTERPRISE NETWORKING
Residential Access
VOICE
COPPER
VoIP
PPPoE
ATM
DSL
3-Play
VIDEO
MPEG
DoCSIS
IP Video
CARRIER ETHERNET
CONVERGED ETHERNET
SWITCHING
SWITCHING
TRANSPORT
TRANSPORT
SERVICES
SERVICES
Wireless Access/Backhaul
u-WAVE
T1/E1
DS3
FRAME
ATM
SONET
2G
3G
4G
Ethernet Microwave
E-LINE
E-LAN
T1/E1
DS3
FRAME
ATM
SONET
Business Services
Metro Networks
Video Conferencing
T1/E1
DS3
FRAME
ATM
SONET
Datacenter Bridging
Storage Area Networks
SCSI
FC
FCoE
Server Clustering
IPC
I-BAND

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Products Enabling Ethernet Migration Typical System Architecture Next-Gen SONET (EoS) Carrier Ethernet 10

Ethernet Transition Fuels Vitesse IC Market Growth Sources: Ovum, Vitesse >100% CAGR Wireless Backhaul (WB) Equipment WB Carrier Ethernet IC Market >100% CAGR B B 0% 20% 40% 60% 80% 100% 2008 2009 2010 2011 2012 2013 TDM Ethernet $0 $5 $10 $15 2008 2009 2010 2011 2012 2013 TDM Ethernet 0% 20% 40% 60% 80% 100% 2008 2009 2010 2011 2012 2013 TDM Ethernet $0 $1 $2 $3 2008 2009 2010 2011 2012 2013 TDM Ethernet 11

10G Solves the Need for Speed Sources: Infonetics, Vitesse Convergence of 10G Protocols 10G Port Counts 20% CAGR >100% CAGR M M Carrier Networking Enterprise Backplanes 4-lanes OTN 10.7546 40G OTN 10-lanes OTN 11.18 100G OTN 10G OTN 10.709 OTU2 10GE OTN 11.05 / 11.10 OTU1e / 2e 10G FC OTN 11.27 / 11.32 OTU1f / 2f 100GE 10.3125 CAUI 40GE 10.3125 XLAUI Chip Interconnect 10.3125 Interlaken+ 8G Fibre Channel 8.500 8G FC 10G Fibre Channel 10.51875 10G FC 10GE LAN 10.3125 10GBASE-R / KR 10GE WAN 9.95328 10GBASE-W 10G SONET/SDH 9.95328 OC-192/STM-64 Application Rate (Gbps) Standard 0 3 6 9 2008 2009 2010 2011 2012 2013 GbE 10GbE 0 1 2 3 4 2008 2009 2010 2011 2012 2013 2.5 & Lower 10G 12

Products Enabling 10G Signal Integrity Signal Integrity (SI) for Multiple Applications from 100 Mpbs to 10 Gbps Featuring VScope Patented Signal Visualization Technology and FlexEQ Adaptive Equalization 13

Revenue Growth in Key Segments Sources: Infonetics, Vitesse >100%CAGR Next-Gen SONET (EoS) Products M 67% CAGR 36% CAGR M 10G Products $0 $10 $20 $30 2006 2007 2008 SI, PHY Processing Ethernet $60 $40 $20 $0 2006 2007 2008 SI, PHY Processing Ethernet

Our Winning Strategy At-a-Glance TECHNOLOGY LEADERSHIP FOCUS and SPECIALIZATION FASTEST GROWING MARKET SEGMENTS Tier 1 CUSTOMER BASE Signal Integrity Lowest Power 10G Carrier and Converged Ethernet Transition to “Next-Generation” Ethernet Solving High-speed Signal Propagation Problems Low-power PHY and Switching Technology Carrier Ethernet Equipment Market 27% CAGR $B 57% CAGR 10 Gigabit Ethernet IC Market $M 15

Financials

SEC Reporting Obligations - CURRENT Form 10-K for fiscal years September 30, 2006 and 2007 FILED September 30, 2008 Forms 10-Qs first three quarters of fiscal year 2008 FILED December 31, 2008 Form 10-K for fiscal year ended September 30, 2008 FILED December 31, 2008 Form 10-Q first quarter of fiscal year 2009 FILED February 17, 2009 17

FY2006 to Q1 FY2009 Revenue (GAAP)


70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$M
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Q1 FY09
Product
IP

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Core Revenue Growth Revenue CAGR Core + 28% Non-Core + EOL (- 23%) $0 $50 $100 $150 $200 $250 FY2006 FY2007 FY2008 Revenue Carrier Enterprise IP EOL Non-Core 19

FY2006 to Q1 FY2009 Cash (GAAP)


$M
50
45
40
35
30
25
20
15
10
5
0
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Q1 FY09

VITESSE® Making Next-Generation Networks a Reality.
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FY2006 to Q1 FY2009 Operating Income (GAAP) * Non-GAAP operating income of $3.1M excludes non-cash charge of $191.4M for the impairment of goodwill. GAAP operating income for the period was ($188.3M). -18.0 -14.0 -10.0 -6.0 -2.0 2.0 6.0 10.0 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 Q1 FY07 Q2 FY07 Q3 FY07 Q4 FY07 Q1 FY08 Q2 FY08 Q3 FY08 Q4 FY08 Q1 FY09 $M Operating Income Non-GAAP* 21

Long-Term Financial Targets* Income statement targets as % of revenues Gross margins** 55% to 60% R&D 25% to 28% SG&A 11% to 14% (excluding depreciation) Operating Income 11% to 16% EBITDA 17% to 22% Balance sheet targets Four Inventory turns per year Accounts payable and accounts receivable at normal industry levels * Our long-term financial targets contain forward-looking statements including without limitation those about the Vitesse’s estimated gross margins, operating income and EBITDA. These statements involve risks and uncertainties, as well as current expectations of future events based on certain assumptions. Accordingly such targets are not guarantees of future performance as our actual results may differ significantly from our long-term financial targets. The Company assumes no obligation to update or revise the forward-looking statements contained herein unless otherwise required by law. ** Gross margins defined as Total Revenues minus Cost of Revenues 22

Vitesse’s Compelling Message Markets MEGA–Market of $2.5B growing at 15%+ CAGR Brand 25 Year History Customer Loyalty Sustainable Business Model Competitive Advantage Cash Solid Balance Sheet Cash Flow Positive from Operations Compelling Products Best-in-Class Technology 23

Thank You